EXHIBIT 10(C)
                  FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated December 19, 2001 is made by and among COMPUDYNE CORPORATION, a Nevada corporation (the "Borrower"), the GUARANTORS party to this Amendment and the Credit Agreement referred to below, the BANKS party to this Amendment and the Credit Agreement referred to below and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in such capacity as the "Agent").

     WHEREAS, reference is hereby made to that certain Credit Agreement dated November 16, 2001 (as amended, restated, supplemented or modified from time to time) by and among the Borrower, the Guarantors party thereto, the Banks party thereto and the Agent (the "Credit Agreement") pursuant to which the Banks made available to the Borrower a $20,000,000 revolving credit facility and a $5,000,000 term loan. The obligations under the Credit Agreement and the Loan Documents are evidenced by the several Notes payable to the Banks.

     WHEREAS, the Borrower, Guarantors and the Banks desire to amend the Credit Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Definitions.   Defined terms used herein unless otherwise
defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.

     2.   Total Loan Commitment.

          (a) Simultaneously herewith, PNC Bank, National Association, as Assignor, and SunTrust Bank, as Assignee, are executing an Assignment and Assumption Agreement, pursuant to which Assignor is assigning to Assignee and Assignee is assuming from Assignor, that certain portion of Assignor's Commitment in the amount of $10,000,000.

          (b) In connection therewith, the Revolving Credit Note executed by Borrower in favor of Assignor in the original principal amount of $20,000,000.00 shall be exchanged for (i) a Revolving Credit Note (Amended and Restated) executed by Borrower in favor of Assignor in the original principal amount of $12,000,000.00; and (ii) a Revolving Credit Note executed by Borrower in favor of Assignee in the original principal amount of $8,000,000.00; and the Term Note executed by Borrower in favor of Assignor in the original principal amount of $5,000,000.00 shall be exchanged for (i) a Term Note (Amended and Restated) executed by Borrower in favor of Assignor in the original principal amount of $3,000,000.00; and (ii) a Term Note executed by Borrower in favor of Assignee in the original principal amount of $2,000,000.00.


          (c) Schedule 1.1(B) to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in the attached form of such Schedule.

     3.   Amendments to Credit Agreement.

          (a) Section 1 of the Credit Agreement is hereby amended by amending and restating the definition of EBITDA to read in its entirety as follows:

EBITDA shall mean (i) net income plus (ii) non-cash extraordinary or non-cash unusual items not in excess of $1,000,000 in any consecutive four (4) fiscal quarters plus depreciation, amortization, interest expense and income tax expense calculated in respect of the prior four
(4) consecutive fiscal quarters in each case of the Borrower on a consolidated basis and determined and consolidated in accordance with GAAP and (x) shall be calculated to include any business acquired in a Permitted Acquisition if either (1) the Borrower provides to the Banks audited financial statements of such business, acceptable to Required Banks, and such business (if it is a legal entity) becomes a Guarantor contemporaneously with such Permitted Acquisition or (2) Required Banks have consented to such inclusions and (y) shall be calculated to exclude any portion of the net earnings of any Subsidiary that is not a Guarantor or that, by reason of any contract or charter restriction or applicable law or regulation, is unavailable for payment of dividends to any Guarantor. For purposes hereof, the one-time write off of goodwill under the Tiburon Transaction in fiscal year 2002 shall not be counted toward the $1,000,000 limit described herein.

          (b) Section 1 of the Credit Agreement is hereby amended by amending and restating the definition of Required Net Worth to read in its entirety as follows:

Required Net Worth shall mean the sum of $25,000,000 (x) plus (y) 85% of the increase in net equity incident to the Tiburon Transaction as of the date of the effect of such transaction and (z) 50% of consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from December 31, 2001 through the date of determination. For purposes of this definition, net equity shall mean (i) the amount of new equity issued incident to the Tiburon Transaction less (ii) the amount of goodwill written off incident to the Tiburon Transaction in fiscal year 2002, but in all events net equity as used herein must be greater than $0.

     4.   Miscellaneous.

          (a) All of the terms, conditions, provisions and covenants in the Notes, the Credit Agreement, the Loan Documents, and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment.

          (b) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (c) Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Agent and their respective successors and assigns.

          (d) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

[SIGNATURES BEGIN ON NEXT PAGE]





































ATTEST:                            COMPUDYNE CORPORATION,
                                   a Nevada corporation


                                   By: /s/ Geoffrey F. Feidelberg

                                   Title:___CFO___________


                                   CORRLOGIC, INC.,
                                   a Nevada corporation


                                   By: /s/ Geoffrey F. Feidelberg

                                   Title:____VP________


                                   FIBER SENSYS, INC.,
                                   an Oregon corporation


                                   By: /s/ Geoffrey F. Feidelberg

                                   Title:___VP____________


                                   NEW TIBURON, INC.,
                                   a Virginia corporation


                                   By: /s/ Geoffrey F. Feidelberg

                                   Title:___VP_____________


                                   NORMENT SECURITY GROUP, INC.,
                                   a Delaware corporation


                                   By: /s/ Geoffrey F. Feidelberg

                                   Title:___VP____________


                                   NORSHIELD CORPORATION,
                                   an Alabama corporation


                                   By: /s/ Geoffrey F. Feidelberg

                                   Title:____VP____________


                                   QUANTA SYSTEMS CORPORATION,
                                   a Connecticut corporation


                                   By: /s/ W.C. Rock

                                   Title:___None____________


                                   SYSCO SECURITY SYSTEMS, INC.,
                                   a Nevada corporation


                                   By: /s/ Geoffrey F. Feidelberg

                                   Title:____VP____________


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as a Bank and as Agent


                                   By: /s/ Thomas J. Fowlston

                                   Title:__Vice Pres.__________


                                   SUNTRUST BANK


                                   By: /s/ Allen K. Oakley

                                   Title:_Managing Director__




















SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Page 1 of 2


Part 1 - Commitments of Banks and Addresses for Notices to Banks
----------------------------------------------------------------

                                           Amount of        Amount of
                                           Commitment       Commitment
                                         for Revolving       for Term
Bank                                      Credit Loans         Loans
----                                      ------------         -----
1. Name: PNC Bank, National Association
Address:  4242 Carlisle Pike
          Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone: (717) 730-2404
Telecopy: (717) 730-2387                   $12,000,000       $3,000,000


2. Name: SunTrust Bank
Address: SunTrust Bank Building
         201 Fourth Avenue North., 3rd Fl.
         Nashville, TN  37219
Attention: Alan Oakley
Telephone: (615) 748-5934
Telecopy: (615) 748-5117                   $ 8,000,000       $2,000,000


Total                                      $20,000,000       $5,000,000
                                           ===========       ==========


                                       Amount of
                                       Commitment
                                        for Swing    Total      Ratable
Bank                                     Loans *    Commitment   Share
----                                     -------    ----------   -----
1. Name: PNC Bank, National Association
Address:  4242 Carlisle Pike
          Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone: (717) 730-2404
Telecopy: (717) 730-2387              $2,000,000    $15,000,00     60%


2. Name: SunTrust Bank
Address: SunTrust Bank Building
         201 Fourth Avenue North., 3rd Fl.
         Nashville, TN  37219
Attention: Alan Oakley
Telephone: (615) 748-5934
Telecopy: (615) 748-5117                            $10,000,000    40%


Total                                 $ N/A         $25,000,000   100%
                                      -----         -----------   ----


* The Swing Line is shown as a part of the Revolving Credit Commitment of PNC Bank and is not separately combined in calculating total
Commitments in the table.


SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Page 2 of 2

Part 2 - Addresses for Notices to Borrower and Guarantors:

AGENT
-----
Name: PNC Bank, National Association
Address: 4242 Carlisle Pike
         Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone: (717) 730-2404
Telecopy: (717) 730-2387


BORROWER:
---------
Name: CompuDyne Corporation
Address: 7249 National Drive
         Hanover, MD  21076
Attention: Geoff Feidelberg
Telephone: (410) 712-0275
Telecopy: (410) 712-0677


GUARANTORS:
-----------
In each case:
c/o CompuDyne Corporation
Address: 7249 National Drive
         Hanover, MD  21076
Attention: Geoff Feidelberg

Telephone: (410) 712-0275
Telecopy: (410) 712-0677


Name:  Fiber Sensys, Inc.
Address:

Attention:
Telephone: (___)   -
Telecopy: (___)   -


Name:  New Tiburon, Inc.
Address:

Attention:
Telephone: (___)   -
Telecopy: (___)   -


Name:  Norment Security Group, Inc.
Address:

Attention:
Telephone: (___)   -
Telecopy: (___)   -


Name:  Norshield Corporation
Address:

Attention:
Telephone: (___)   -
Telecopy: (___)   -


Name: Sysco Security Systems, Inc.
Address:

Attention:
Telephone: (___)   -
Telecopy: (___)   -


Name:  Quanta Systems Corporation
Address:

Attention:
Telephone: (___)   -
Telecopy: (___)   -